Derivative Financial Instruments	12 Months Ended
Dec. 31, 2010
Derivative Financial Instruments [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS

14.	DERIVATIVE FINANCIAL INSTRUMENTS

Effective January 1, 2009, we adopted GAAP for derivatives and hedging which requires companies to provide enhanced qualitative and quantitative disclosures about how and why an entity uses derivative instruments and how derivative instruments and related hedged items are accounted for under GAAP. As of December 31, 2010, we did not have any derivative financial instruments.

Interest Rate Swap

On May 21, 2009, we entered into a London Inter-bank Offered Rate (or “LIBOR”) interest rate swap with a notional amount of $138,276 beginning June 30, 2010, which effectively converted a portion of our variable rate term loan credit facility to a fixed rate debt as an effective cash flow hedge. The interest rate swap was terminated on November 16, 2010 as part of the Broadlane Acquisition and we recognized a $1,605 loss upon termination, which is recorded in interest expense on the accompanying consolidated statement of operations.

As of December 31, 2009, we recorded the fair value of the swap on our balance sheet as a liability of approximately $610 in other long-term liabilities, and the offsetting loss ($379 net of tax) was recorded in accumulated other comprehensive loss in our stockholders’ equity. For the year ended December 31, 2009, we recorded an unrealized loss of $379 in other comprehensive income in our stockholders’ equity.

We determined the fair values of the swap using Level 2 inputs as defined under GAAP for fair value measurements and disclosures because our valuation techniques included inputs that are considered significantly observable in the market, either directly or indirectly.

During 2008, we terminated two floating-to-fixed rate LIBOR-based interest rate swaps, originally entered into in November 2006 and July 2007. The swaps were originally set to fully terminate by July 2010. Such early termination with the counterparty was deemed to be a termination of all future obligations between us and the counterparty. In consideration of the early termination, we paid $3,914 to the counterparty on June 26, 2008 plus $903 of accrued interest. The result was a charge to expense for the fiscal year ended December 31, 2008 of $3,914.

Interest Rate Collar

On June 24, 2008 (effective June 30, 2008), we entered into an interest rate collar to hedge our interest rate exposure on a notional $155,000 of our outstanding term loan credit facility. The collar expired on June 30, 2010. As of December 31, 2009, we recorded the fair value of the interest rate collar on our balance sheet as a liability of approximately $1,965 in other long term liabilities and the offsetting loss of $1,221 (net of tax) was recorded in accumulated other comprehensive loss in our stockholders’ equity as an effective cash flow hedge. For the year ended December 31, 2009, we recorded an unrealized gain of $1,058 in other comprehensive income in our stockholders’ equity.